CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS OF SERIES A
CONVERTIBLE PREFERRED STOCK OF
WAKO LOGISTICS GROUP, INC.

Wako Logistics Group, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to the authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions (i) authorizing a series of the Company’s previously authorized preferred stock, par value $.001 per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 2,000,000 shares of Series A Convertible Preferred Stock of the Company as follows:

RESOLVED, that the Company is authorized to issue Two Million (2,000,000) shares of Series A Convertible Preferred Stock (the “Preferred Shares”), par value $.001 per share, which shall have the powers, designations, preferences and other special rights set forth below.

1.  Voting Rights.

(a)  Series A Convertible Preferred Stock. Except as otherwise provided herein or the Certificate of Incorporation or required by law, the holders of the Preferred Shares and the holders of the Company’s common stock, par value $.001 per share (the “Common Stock”) shall vote together as a single class with each Preferred Share having the number of votes equal to the largest whole number of shares of Common Stock into which such Preferred Share could be converted, at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken.

(b)  Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share thereof held. Except as otherwise expressly provided herein or as required by law, the holders of the Preferred Shares and the holders of Common Stock shall vote together and not as separate classes.

2.  Stated Value. Each Preferred Share shall have a “Stated Value” equal to $.50; provided, however, for the sole and limited purpose of determining the amount of dividend payments of the Preferred Shares in accordance with Section 7 of this Certificate, the Stated Value of a Preferred Share shall be $.75 (the “Dividend Determination Stated Value”).

3.  Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section 3.

(a)  Holders’ Conversion Right. At any time and/or from time to time any holder of Preferred Shares shall be entitled to convert any whole or partial number of Preferred Shares into fully paid and non-assessable shares of Common Stock in accordance with this Section 3(a) and Section 3(d) of this Certificate. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing such fractional share, pay to the holder the fair value thereof in cash. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of Preferred Shares unless such taxes result from the issuance of Common Stock upon conversion to a person other than the holder of Preferred Shares.

(b)  Company Forced Conversion. Upon a Change of Control (as defined in Section 12 of this Certificate), the Company shall have a one (1) time right to require the automatic conversion of the Preferred Shares into shares of Common Stock at the Conversion Price (as defined below). To effectuate such conversion, the Company shall send to the holders a written notice (the “Company Notice of Conversion”), not less than ten (10) business days prior to the date such conversion shall occur, which conversion date may not be later than the effective date of the Change of Control (the “Company Conversion Date”), informing the holders of the Company Conversion Date, the reason for such conversion and the number of shares of Common Stock they will receive upon conversion of the Preferred Shares.

(c)  Conversion Price. Subject to anti-dilution adjustment as provided in Section 3(e) of this Certificate, the “Conversion Price” of each Preferred Share shall be $0.50 Each Preferred Share will convert into that number of shares of Common Stock determined by dividing the Stated Value of the Preferred Share by the Conversion Price, as adjusted at the time of conversion.

(d)  Mechanics of Conversion. To convert Preferred Shares into shares of Common Stock on any date (a “Conversion Date”), pursuant to Section 3(a) of this Certificate, the holder thereof shall (i) transmit by facsimile (or otherwise deliver), a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company, and (ii) surrender to a common carrier for delivery to the Company the original certificates representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the “Preferred Stock Certificates”). Following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion pursuant to Section 3(b) of this Certificate (ii) is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable after receipt of the Preferred Stock Certificate(s) (the “Preferred Stock Delivery Date”) and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(e)  Anti-Dilution Provisions. The Conversion Price in effect at any time and the number and kind of securities issuable upon conversion of the Preferred Shares shall be subject to adjustment from time to time upon the happening of certain events as follows:

(i)  Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time on or after the Original Issuance Date effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection (e)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii)  Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection (e)(ii) as of the time of actual payment of such dividends or distributions.

(iii)  Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Preferred Shares shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Preferred Shares been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this subsection (e) with respect to the rights of the holders of the Preferred Shares.

(iv)  Adjustment for Reclassification, Exchange and Substitution. In the event that at any time or from time to time on or after the Original Issuance Date, the Common Stock issuable upon the conversion of the Preferred Shares is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this subsection (e)(iv), then and in any such event each holder of Preferred Shares shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of shares of Common Stock into which such shares of Preferred Shares could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

(v)  Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time on or after the Original Issuance Date there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this subsection (e)(v) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Preferred Shares shall thereafter be entitled to receive upon conversion of the Preferred Shares the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this subsection (e)(v) with respect to the rights of the holders of the Preferred Shares after the reorganization, merger, consolidation or sale to the end that the provisions of this subsection (e)(v) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Shares) shall be applicable after that event and be as nearly equivalent as may be practicable.

(f) No Impairment. The Company will not, by amendment of its Certificate of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 of this Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Shares against impairment

(g) Status of Converted Stock. In the event any Preferred Shares shall be converted pursuant to Section 3 of this Certificate, the shares so converted shall be canceled and shall not be reissued as Preferred Shares.

4.  Reservation of Authorized Shares. The Company shall, so long as any of the Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, 100% of such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding.

5.  Liquidation, Dissolution, Winding-Up. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Preferred Shares shall be entitled to receive out of the assets of the Company, legally available for distribution therefrom (the “Liquidation Funds”), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to $.75 per Preferred Share (as adjusted for any stock dividend, stock split, combination or other similar recapitalization affecting such shares in the manner provided in Section 3(e) of this Certificate for the adjustment of the Conversion Price) plus all dividends, if any, which have accrued or are payable under Section 8 hereof, but have not been paid in cash and received by the holders of the Preferred Stock, up to and including the date full payment is tendered to the holder of such Preferred Share with respect to such Liquidation (collectively, the “Preferred Liquidation Payment”); provided, however, if the Liquidation Funds are insufficient to pay, issue or deliver the full amount due to the holders of Preferred Shares as provided herein, then each holder of Preferred Shares shall receive prior to any payment to any other holder of securities of the Company, a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such holder as a liquidation preference, in accordance with this Certificate of Designations, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares then outstanding. No holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any Liquidation other than the amounts provided for herein; provided that a holder of Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

6.  Preferred Rank. All shares of Common Stock shall be of junior rank to all Preferred Shares in all respects as to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares.

7.  Dividends; Participation. The Corporation shall pay cash dividends at the rate per share (as a percentage of the Dividend Determination Stated Value per share) of 6% per annum payable quarterly on December 31, March 31, June 30 and September 30, out of funds legally available for the payment of dividends. If funds are not legally available for the payment of dividends, any unpaid amounts shall accrue and be paid at the next dividend payment date until all accrued but unpaid dividends are paid in full. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, and shall accrue daily commencing on the date of issuance of the Preferred Shares. The holders of the Preferred Shares shall not be entitled to any other dividends with respect to their Preferred Shares.

8. Vote to Issue, or Change the Terms of, Preferred Shares. The affirmative vote of the holders of not less than a majority of the then outstanding Preferred Shares at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than a majority of the then outstanding Preferred Shares shall be required for any amendment to this Certificate of Designation or the Company’s Certificate of Incorporation or By-Laws which would in any way directly and/or indirectly amend, alter, change, repeal or otherwise adversely affect any of the powers, designations, preferences and rights of the Preferred Shares.

9. Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

10. Company’s Right to Redeem.

(a) If at any time and from time to time on or after the date twenty-four (24) months following the date of the Original Issuance Date, the Board of Directors of the Company has three (3) or more Directors, of which the majority of such Directors (an “Independent Board”), are “independent” (as such term is defined in Section 121(a) of the American Stock Exchange Company Guide), (an “Independent Director”), then the Company, by written notice to the holders of the then outstanding Preferred Shares (the “Company Redemption Notice”), may redeem all, or such lesser portion of the Preferred Shares as the Company Redemption Notice shall so indicate, at a redemption price (the “Redemption Price”) equal to the Preferred Liquidation Payment, plus all accrued but unpaid dividends through the date the Preferred Shares are redeemed (the “Company Redemption Date”). Such Company Redemption Notice shall be sent not less than ten (10) business days prior to the proposed Company Redemption Date and shall disclose the Company Redemption Date, the Redemption Price, the mechanics of redemption including how the Company will pay the Redemption Price on the Company Redemption Date and the holders’ right to convert the Preferred Shares into Common Stock, as provided in Section 3(a) of this Certificate.

(b) On each Company Redemption Date, the Company shall pay the Redemption Price by cash or bank check to the order of the person whose name appears on the certificate or certificates of the Preferred Shares to be redeemed in the manner and at the place designated, and thereupon each surrendered certificate shall be cancelled.

(c) From and after each Company Redemption Date, unless there shall have been a default in payment of the Redemption Price, in which case all rights shall survive until so paid, all rights of the holders of Preferred Shares whose shares the holder has requested to be redeemed (except the right to receive the Redemption Price subsequent to the Company Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such Preferred Shares so redeemed, and such Preferred Shares so redeemed shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

11. Holders Right to Require Redemption.

(a)  If the Company pursuant to Section 3(b) of this Certificate, sends to the holders of the Preferred Shares a Company Conversion Notice requiring the conversion of the Preferred Shares as a result of a Change of Control (which notwithstanding anything to the contrary provided herein or elsewhere shall be an event specified in Section 12(i), (ii), (iii) or (iv) of this Certificate, provided any such event is approved by a majority of the Independent Directors on an Independent Board, the holders of the Preferred Shares may, at any time following the date of the Company Conversion Notice and prior to the Company Conversion Date, by written notice to the Company (a “Redemption Request”), require the Company and the Company shall no later than thirty (30) days following the date of each and all such Redemption Requests, redeem all, or such less portion of the Preferred Shares requested to be redeemed in the Redemption Request at the Redemption Price.

(b)  On the date of redemption by the Company of the Preferred Shares, the Company shall pay the Redemption Price to each holder requesting redemption by cash or bank check to the order of the person whose name appears on the certificate or certificates of the Preferred Shares to be redeemed in the manner and at the place designated, and thereupon each surrendered certificate shall be cancelled.

(c)  From and after each Redemption Date, unless there shall have been a default in payment of the Redemption Price, in which case all rights shall survive until so paid, all rights of the holders of Preferred Shares whose shares the holder has requested to be redeemed (except the right to receive the Redemption Price subsequent to the Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such Preferred Shares so redeemed, and such Preferred Shares so redeemed shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

12. Change of Control. For purposes of this Certificate, the term “Change of Control” shall mean any of the following events:

(i) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (1) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition by the Company; (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (3) an acquisition by Chris Wood and/or any affiliate, assignee and/or transferee of Mr. Wood (a “Wood Party”); or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 12; or

(ii) Within any period of twenty-four (24) consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 12, that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"), excluding, however, such a Corporate Transaction, pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of Common Stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any Wood Party, any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 25% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this Section 12, assuming for this purpose that such transaction were a Corporate Transaction.

13. Notice. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at Wako Express (HK) Co. Ltd., Room 3606, 3C/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, Attention: President and Chief Executive Officer, or (b) if to the Holder(s), at c/o Wako Express (HK) Co. Ltd., Room 3606, 3C/F, Citibank Tower, 3 Garden Road, Central, Hong Kong (or, in either case, to such other address as the party will have furnished in writing to the other person. Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof.

[Signature page follows}

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by _________________________________, its _____________________________, this ___ day of November, 2005.

WAKO LOGISTICS GROUP, INC.

By:

Name: Title:

EXHIBIT I

WAKO LOGISTICS GROUP, INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Wako Logistics Group, Inc. (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $.001 per share (the “Preferred Shares”), of Wako Logistics Group, Inc., a Delaware corporation (the “Company”), indicated below into shares of common stock, par value $.001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion: _____________________________________________________________________________

Number of Preferred Shares to be converted:  __________________________________________________________

Number of shares of Common Stock to be received: _____________________________________________________

Please deliver the Common Stock into which the Preferred Shares are being converted to the following address:

_______________________________________

_______________________________________

_______________________________________

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